UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2010

CREDIT ACCEPTANCE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Southfield, Michigan		48034-8339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-353-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 4, 2010, Credit Acceptance Corporation (the "Company") entered into a $100.5 million asset-backed non-recourse secured financing (the "Financing"). Pursuant to this transaction, the Company contributed loans having a net book value of approximately $126.8 million to a wholly-owned special purpose entity, Credit Acceptance Funding LLC 2010-1 ("Funding 2010-1"), which will transfer the loans to a trust, which will issue three classes of notes as follows:

Note Class A
• Amount - $81,000,000
• Average Life – 2.36 Years
• Price – 99.98832
• Interest Rate – 2.06%

Note Class B
• Amount - $19,500,000
• Average Life – 2.89 Years
• Price – 99.97737
• Interest Rate – 3.63%

Note Class C
• Amount - $900,442
• Average Life – 2.94 Years

The Class A Notes are rated "AAA (sf)" by Standard & Poor’s Rating Services and DBRS, Inc. The Class B Notes are rated "AA (sf)" by Standard & Poor’s Rating Services. The Class C Note does not bear interest, is not rated and is being retained by Funding 2010-1.

The Financing will:
• Have an expected annualized cost of approximately 3.0% including the initial purchaser’s fees and other costs;
• Revolve for 24 months after which it will amortize based upon the cash flows on the contributed loans; and
• Be used by the Company to repay outstanding indebtedness.

The Company will receive 6.0% of the cash flows related to the underlying consumer loans to cover servicing expenses. The remaining 94.0%, less amounts due to dealer-partners for payments of dealer holdback, will be used to pay principal and interest on the notes as well as the ongoing costs of the Financing. The Financing is structured so as not to affect the Company’s contracted relationship with its dealer-partners and to preserve the dealer-partners’ rights to future payments of dealer holdback.

The notes have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not and will not constitute an offer to sell or the solicitation of an offer to buy the notes.

The parties to this transaction are the Company, as servicer, Credit Acceptance Auto Loan Trust 2010-1, as issuer (the "Trust"), Funding 2010-1, as seller, and Wells Fargo Bank, National Association, as trust collateral agent, indenture trustee and backup servicer.

The Financing creates loans for which the Trust is liable and which are secured by all the assets of the Trust. Such loans are non-recourse to the Company, even though the Trust, Funding 2010-1 and the Company are consolidated for financial reporting purposes. Except for the servicing fee and payments due to dealer-partners, if the Financing is amortizing, the Company does not have any rights in any portion of such collections until all outstanding principal, accrued and unpaid interest, fees and other related costs have been paid in full. If the Financing is not amortizing, Funding 2010-1 may be entitled to retain a portion of such collections provided that the borrowing base requirements of the Financing are satisfied. However, in its capacity as servicer of the loans, the Company does have a limited right to exercise a "clean-up call" option to purchase loans from Funding 2010-1 and/or the Trust under certain specified circumstances. Alternatively, when the Trust’s underlying indebtedness is paid in full, either through collections or through a prepayment of the indebtedness, the Trust is to pay any remaining collections over to Funding 2010-1 as the sole beneficiary of the Trust. The collections will then be available to be distributed to the Company as the sole member of Funding 2010-1.

The Financing may be accelerated upon the occurrence of an "indenture event of default." An "indenture event of default" includes: a default by the Trust in the payment of interest or principal when due; any breach of covenant or any material breach of representation or warranty that is not cured within the specified time following notice; the occurrence of certain bankruptcy or insolvency events involving the Trust or Funding 2010-1; the failure of cumulative collections on the transferred assets to be more than a threshold percentage of cumulative projected collections for three consecutive collection periods; a transfer by Funding 2010-1 of its ownership of the Trust (other than as permitted by the transaction documents); the failure of Funding 2010-1 to observe in any material respect any of its limited purpose covenants after giving effect to notice and grace periods; the failure of the indenture trustee to have a valid and perfected first priority security interest in the Trust’s property if such failure has not been cured within ten business days; the Issuer becomes an investment company within the meaning of the Investment Company Act of 1940; and the cessation of any transaction document to be in full force and effect.

The terms and conditions of this transaction are set forth in the agreements attached hereto as Exhibits 4(f)(138) through 4(f)(143), which agreements are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4(f)(138) Indenture, dated November 4, 2010, between Credit Acceptance Auto Loan Trust 2010-1 and Wells Fargo Bank, National Association.

4(f)(139) Sale and Servicing Agreement dated November 4, 2010, among the Company, Credit Acceptance Auto Loan Trust 2010-1, Credit Acceptance Funding LLC 2010-1, and Wells Fargo Bank, National Association.

4(f)(140) Backup Servicing Agreement dated November 4, 2010, among the Company, Credit Acceptance Funding LLC 2010-1, Credit Acceptance Auto Loan Trust 2010-1, and Wells Fargo Bank, National Association.

4(f)(141) Amended and Restated Trust Agreement dated November 4, 2010, between Credit Acceptance Funding LLC 2010-1 and U.S. Bank Trust National Association.

4(f)(142) Sale and Contribution Agreement dated November 4, 2010, between the Company and Credit Acceptance Funding LLC 2010-1.

4(f)(143) Intercreditor Agreement dated November 4, 2010, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding III, LLC, Credit Acceptance Funding LLC 2010-1, Credit Acceptance Funding LLC 2009-1, Credit Acceptance Auto Loan Trust 2010-1, Credit Acceptance Auto Loan Trust 2009-1, Wells Fargo Securities, LLC, as agent, Fifth Third Bank, as agent, Wells Fargo Bank, National Association, as agent, and Comerica Bank, as agent.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

November 8, 2010	By:	/s/ Douglas W. Busk

Name: Douglas W. Busk
Title: Senior Vice President and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

4.(f)(138)	Indenture, dated November 4, 2010, between Credit Acceptance Auto Loan Trust 2010-1 and Wells Fargo Bank, National Association.
4.(f)(139)	Sale and Servicing Agreement dated November 4, 2010, among the Company, Credit Acceptance Auto Loan Trust 2010-1, Credit Acceptance Funding LLC 2010-1, and Wells Fargo Bank, National Association.
4.(f)(140)	Backup Servicing Agreement dated November 4, 2010, among the Company, Credit Acceptance Funding LLC 2010-1, Credit Acceptance Auto Loan Trust 2010-1, and Wells Fargo Bank, National Association.
4.(f)(141)	Amended and Restated Trust Agreement dated November 4, 2010, between Credit Acceptance Funding LLC 2010-1 and U.S. Bank Trust National Association.
4.(f)(142)	Sale and Contribution Agreement dated November 4, 2010, between the Company and Credit Acceptance Funding LLC 2010-1.
4.(f)(143)	Intercreditor Agreement dated November 4, 2010, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding III, LLC, Credit Acceptance Funding LLC 2010-1, Credit Acceptance Funding LLC 2009-1, Credit Acceptance Auto Loan Trust 2010-1, Credit Acceptance Auto Loan Trust 2009-1, Wells Fargo Securities, LLC, as agent, Fifth Third Bank, as agent, Wells Fargo Bank, National Association, as agent, and Comerica Bank, as agent.